_____________________________________________




OHIO EDISON COMPANY

with

BANKERS TRUST COMPANY,
As Trustee


_______________


SIXTY-FOURTH SUPPLEMENTAL INDENTURE


Providing among other things for

First Mortgage Bonds

Guarantee Series B of 1993 due 2029

Guarantee Series C of 1993 due 2029

and

Guarantee Series D of 1993 due 2029


_______________


Dated as of November 15, 1993




        -----------------------------------------------





          SUPPLEMENTAL INDENTURE, dated as of November 15, 1993 between Ohio Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), party of the first part, and Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to, party of the second part.

          Whereas, the Company has heretofore executed and delivered to Bankers Trust Company, as Trustee (hereinafter called the "Trustee"), a certain Indenture of Mortgage and Deed of Trust, dated as of August 1, 1930, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture; and the said Indenture has been supplemented by supplemental indentures, dated as of August 1, 1930, March 3, 1931, as of November 1, 1935, as of January 1, 1937, as of September 1, 1937, as of June 13, 1939, as of September 1, 1944, as of April 1, 1945, as of September 1, 1948, as of May 1, 1950, as of January 1, 1954, as of May 1, 1955, as of August 1, 1956, as of March 1, 1958, as of April 1, 1959, as of June 1, 1961, as of September 1, 1969, as of May 1, 1970, as of September 1, 1970, as of June 1, 1971, as of August 1, 1972, as of September 1, 1973, as of August 1, 1974, as of July 1, 1976, as of December 1, 1976, as of June 15, 1977, as of May 15, 1978, as of February 1, 1980, as of April 15, 1980, as of June 15, 1980, as of October 1, 1981, as of October 15, 1981, as of February 15, 1982, as of July 1, 1982, as of March 1, 1983, as of March 1, 1984, as of September 15, 1984, as of September 27, 1984, as of November 8, 1984, as of December 1, 1984, as of December 5, 1984, as of January 1, 1985, as of January 30, 1985, as of February 25, 1985, as of July 1, 1985, as of October 1, 1985, as of January 15, 1986, as of May 20, 1986, as of June 3, 1986, as of October 1, 1986, as of July 15, 1989, as of August 25, 1989, as of February 15, 1991, as of May 1, 1991, as of May 15, 1991, as of September 15, 1991, as of April 1, 1992, as of June 15, 1992, as of
September 15, 1992, as of April 1, 1993, as of June 15, 1993 and as of September 15, 1993 respectively, which Indenture as so supplemented and to be hereby supplemented is hereinafter referred to as the "Indenture"; and

          Whereas, the Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to the coupon bonds, if any, to be substantially in the forms set forth therein with such insertions, omissions and variations as the Board of Directors of the Company may determine; and

          Whereas, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create three new series of bonds under the Indenture, consisting of $50,000,000 in principal amount, to be designated as "First Mortgage Bonds Guarantee Series B of 1993 due 2029" (hereinafter sometimes referred to as the "bonds of Guarantee Series B"), $50,000,000 in principal amount, to be designated as "First Mortgage Bonds Guarantee Series C of 1993 due 2029" (hereinafter sometimes referred to as the "bonds of Guarantee Series C"), and $6,450,000 aggregate principal amount, to be designated as "First Mortgage Bonds Guarantee Series D of 1993 due 2029" (hereinafter sometimes referred to as the "bonds of Guarantee Series D"), the bonds of each such series are to bear interest at the rates of 5.95%, 5 5/8% and 5.95% per annum, respectively, are to mature May 15, 2029, November 15, 2029, and May 15, 2029, respectively, and are to be substantially in the following forms:

(form of bond of Guarantee Series B)

This Bond is not transferable except to a successor trustee under the Indenture, dated as of November 15, 1993, between the OHIO AIR QUALITY DEVELOPMENT AUTHORITY and SOCIETY NATIONAL BANK, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Mortgage referred to herein.

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series B of 1993 Due 2029

Due May 15, 2029

$                                                       No.
          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby
promises to pay to                       or registered assigns,
                                     dollars at an office or
agency of the Company in the Borough of Manhattan, The City of
New York, N.Y. or in the City of Akron, Ohio, on     May 15, 2029
in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate of five and ninety-five one hundredths per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y. or in the City of Akron, Ohio.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until Bankers
Trust Company, the Trustee under the Mortgage referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed thereon.
                               -2-


          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

          Dated,             , 1993

                                        Ohio Edison Company,

                                        By____________________
                                             Title:


Attest:


_________________________
Title:



(form of trustee's authentication certificate)


Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

                                        Bankers Trust Company,
                                                  as Trustee,


                                        By_____________________
                                             Authorized Officer

(form of bond of Guarantee Series B)

(Reverse)

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series B of 1993 Due 2029

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of August 1, 1930, executed by the Company to Bankers Trust Company, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Mortgage") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of November 15, 1993, between Ohio Air Quality Development Authority and Society National Bank, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $50,000,000 of Ohio Air Quality Development Authority State of Ohio Pollution Control Revenue Refunding Bonds, 1993 Series A (Ohio Edison Company Project), stating that the principal amount of all the pollution control revenue bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of
Section 8.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such pollution control revenue bonds and the date from which interest on the pollution control revenue bonds issued under the Revenue Bond Indenture has then accrued, stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. As provided in the supplemental indenture establishing the terms and provisions of the bonds of this series, the date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series, and the date which is six months after the Initial Interest Accrual Date shall be the first interest payment date for the bonds of this series, provided, however, on any demand for payment of the principal amount hereof at maturity as a result of the principal of the aforesaid pollution control revenue bonds becoming due and payable on the maturity date of the bonds of this series, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date to be as stated in a written notice from the Revenue Bond Trustee to the Trustee. As provided in said supplemental indenture, the aforementioned notice of redemption shall become null and void for all purposes under said supplemental indenture and the Mortgage (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

          Bonds of this series are not otherwise redeemable prior to their maturity.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Mortgage to provide (a) that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Mortgage be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $5,000 and authorized multiples thereof. Subject only to the restrictions contained in the Pledge Agreement dated as of November 15, 1993 between the Company and the Revenue Bond Trustee relating to bonds of this series, this bond is transferable as prescribed in the Mortgage by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Mortgage, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Mortgage. Notwithstanding any provision of the Mortgage, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

(end of form of bond of Guarantee Series B)

(form of bond of Guarantee Series C)

This Bond is not transferable except to a successor trustee under the Indenture, dated as of November 15, 1993, between the OHIO AIR QUALITY DEVELOPMENT AUTHORITY and SOCIETY NATIONAL BANK, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Mortgage referred to herein.

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series C of 1993 Due 2029

Due November 15, 2029

$                                                         No.
          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby
promises to pay to                       or registered assigns,
                                         dollars at an office or
agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on November 15, 2029 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate of five and five-eighths per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y. or in the City of Akron, Ohio.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until Bankers
Trust Company, the Trustee under the Mortgage referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed thereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

          Dated,             , 1993

                                        Ohio Edison Company,

                                        By____________________
                                             Title:

Attest:

_________________________
Title:

(form of trustee's authentication certificate)

Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

                                        Bankers Trust Company,
                                                  as Trustee,

                                        By___________________
                                           Authorized Officer

(form of bond of Guarantee Series C)

(Reverse)

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series C of 1993 Due 2029

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of August 1, 1930, executed by the Company to Bankers Trust Company, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Mortgage") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of November 15, 1993, between Ohio Air Quality Development Authority and Society National Bank, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $50,000,000 of Ohio Air Quality Development Authority State of Ohio Pollution Control Revenue Refunding Bonds, 1993 Series B (Ohio Edison Company Project), stating that the principal amount of all the pollution control revenue bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of
Section 8.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such pollution control revenue bonds and the date from which interest on the pollution control revenue bonds issued under the Revenue Bond Indenture has then accrued, stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. As provided in the supplemental indenture establishing the terms and provisions of the bonds of this series, the date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series, and the date which is six months after the Initial Interest Accrual Date shall be the first interest payment date for the bonds of this series, provided, however, on any demand for payment of the principal amount hereof at maturity as a result of the principal of the aforesaid pollution control revenue bonds becoming due and payable on the maturity date of the bonds of this series, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date to be as stated in a written notice from the Revenue Bond Trustee to the Trustee. As provided in said supplemental indenture, the aforementioned notice of redemption shall become null and void for all purposes under said supplemental indenture and the Mortgage (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

          Bonds of this series are not otherwise redeemable prior to their maturity.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Mortgage to provide (a) that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Mortgage be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $5,000 and authorized multiples thereof. Subject only to the restrictions contained in the Pledge Agreement dated as of November 15, 1993 between the Company and the Revenue Bond Trustee relating to bonds of this series, this bond is transferable as prescribed in the Mortgage by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Mortgage, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Mortgage. Notwithstanding any provision of the Mortgage, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

(end of form of bond of Guarantee Series C)

(form of bond of Guarantee Series D)

This Bond is not transferable except to a successor trustee under the Indenture, dated as of November 15, 1993, between the OHIO WATER DEVELOPMENT AUTHORITY and SOCIETY NATIONAL BANK, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Mortgage referred to herein.

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series D of 1993 Due 2029

Due May 15, 2029

$                                                        No.
Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby
promises to pay to                       or registered assigns,
                                     dollars at an office or
agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on May 15, 2029 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate of five and ninety-five one hundredths per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y. or in the City of Akron, Ohio.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until Bankers
Trust Company, the Trustee under the Mortgage referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed thereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

          Dated,             , 1993

                                        Ohio Edison Company,

                                        By____________________
                                             Title:
Attest:

_________________________
Title:

(form of trustee's authentication certificate)

Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

                                        Bankers Trust Company,
                                                  as Trustee,

                                        By_____________________
                                             Authorized Officer

(form of bond of Guarantee Series D)

(Reverse)

OHIO EDISON COMPANY

First Mortgage Bond Guarantee Series D of 1993 Due 2029

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust, dated as of August 1, 1930, executed by the Company to Bankers Trust Company, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Mortgage") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of November 15, 1993, between Ohio Water Development Authority and Society National Bank, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $6,450,000 of Ohio Water Development Authority State of Ohio Pollution Control Revenue Refunding Bonds, 1993 Series (Ohio Edison Company Project), stating that the principal amount of all the pollution control revenue bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section
8.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such pollution control revenue bonds and the date from which interest on the pollution control revenue bonds issued under the Revenue Bond Indenture has then accrued, stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. As provided in the supplemental indenture establishing the terms and provisions of the bonds of this series, the date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series, and the date which is six months after the

Initial Interest Accrual Date shall be the first interest payment date for the bonds of this series, provided, however, on any demand for payment of the principal amount hereof at maturity as a result of the principal of the aforesaid pollution control revenue bonds becoming due and payable on the maturity date of the bonds of this series, the date from which unpaid interest on the aforesaid pollution control revenue bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date to be as stated in a written notice from the Revenue Bond Trustee to the Trustee. As provided in said supplemental indenture, the aforementioned notice of redemption shall become null and void for all purposes under said supplemental indenture and the Mortgage (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

          Bonds of this series are not otherwise redeemable prior to their maturity.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Mortgage to provide (a) that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Mortgage be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $5,000 and authorized multiples thereof. Subject only to the restrictions contained in the Pledge Agreement dated as of November 15, 1993 between the Company and the Revenue Bond Trustee relating to bonds of this series, this bond is transferable as prescribed in the Mortgage by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Company, in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Mortgage, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Mortgage. Notwithstanding any provision of the Mortgage, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

(end of form of bond Guarantee Series D)

and
          Whereas, Section 115 of the Indenture provides that the Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental thereto as shall be deemed necessary or desirable for one or more purposes, including, among others, to describe and set forth the particular terms and the form of additional series of bonds to be issued under the Indenture, to add other limitations on the issue of bonds, withdrawal of cash or release of property, to add to the covenants and agreements of the Company for the protection of the holders of the bonds and of the mortgaged and pledged property, to supplement defective or inconsistent provisions contained in the Indenture, and for any other purpose not inconsistent with the terms of the Indenture; and

          Whereas, all things necessary to make the bonds of Guarantee Series B, the bonds of Guarantee Series C and the bonds of Guarantee Series D (collectively, hereinafter sometimes referred to as the "bonds of the Guarantee Series") when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; and

          Whereas, the Company and Trustee deem it advisable to enter into this Supplemental Indenture for the purposes of describing the bonds of the Guarantee Series and of establishing the terms and provisions thereof, confirming the mortgaging under the Indenture of additional property for the equal and proportionate benefit and security of the holders of all bonds at any time issued thereunder, amplifying the description of the property mortgaged, adding other limitations to the Indenture on the issue of bonds, withdrawal of cash or release of property, and adding to the covenants and agreements of the Company for the protection of the holders of bonds and of mortgaged and pledged property;

          Now, therefore, this supplemental indenture witnesseth:
That Ohio Edison Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders thereof, and in order to secure the payment both of the principal and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all the provisions of the Indenture and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties of the Company described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and hereby made a part hereof;

          Together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article XI of the Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

          The Company does hereby agree and does hereby confirm and reaffirm the agreement made by it in the Indenture, dated as of August 1, 1930, that all the property, rights and franchises acquired by the Company after the date of the Indenture, dated as of August 1, 1930 (except any hereinafter expressly excepted), shall be as fully embraced within the lien of the Indenture as if such property had been owned by the Company on the date of the Indenture, dated as of August 1, 1930 and was specifically described therein and conveyed thereby and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of Article XI thereof.

          Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Indenture, viz.: cash, shares of stock and obligations (including bonds, notes and other securities) not heretofore or hereafter specifically pledged, paid or deposited or delivered under the Indenture or covenanted so to be.

          To have and to hold all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

          In trust, nevertheless, upon the terms and trusts of the Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiations thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be hereafter created for the benefit of any particular series).

          Provided, however, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or cause to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

          It is hereby covenanted, declared and agreed, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the parties hereto mutually agree as follows:

          Section 1. Bonds of Guarantee Series B shall mature on May 15, 2029, bonds of Guarantee Series C shall mature on November 15, 2029, and bonds of Guarantee Series D shall mature on May 15, 2029, and shall be designated as the Company's "First Mortgage Bonds Guarantee Series B of 1993 due 2029," "First Mortgage Bonds Guarantee Series C of 1993 due 2029," and "First Mortgage Bonds Guarantee Series D of 1993 due 2029," respectively. The bonds of Guarantee Series B, Guarantee Series C and Guarantee Series D shall bear interest from their respective Initial Interest Accrual Dates (as defined in the forms of the bonds of the Guarantee Series hereinabove set forth) at the rates of five and ninety-five one hundredths per centum per annum, five and five-eighths per centum per annum and five and ninety-five one hundredths per centum per annum, respectively. Principal or redemption price of and interest on the bonds of the Guarantee Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Definitive bonds of the Guarantee Series may be issued, originally or otherwise, only as registered bonds, substantially in the respective forms of bond hereinbefore recited, and in the denominations of $5,000 and authorized multiples thereof.

Delivery of a bond of the Guarantee Series to the Trustee for authentication shall be conclusive evidence that its serial number has been duly approved by the Company.

          The bonds of the respective Guarantee Series shall be redeemable pursuant to the requirements of this Sixty-fourth Supplemental Indenture in whole, prior to maturity, upon notice given by mailing the same, postage pre-paid, at least thirty days and not more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed at the last address of such holder appearing on the registry books. The Trustee shall within five business days of receiving the written advice specified in the applicable form of bond of the Guarantee Series provided for herein mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded and shall mail to the Trustee notice of such date at least 35 days prior thereto. Subject to the foregoing sentence, the redemption date so fixed may be any day not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue bonds then outstanding under the related Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. If the Trustee does not receive such notice from the Company within 13 days after receipt by the Trustee of the aforesaid written advice, the redemption date shall be deemed fixed as the 45th day after such receipt. The Trustee shall mail notice of the redemption date to the Revenue Bond Trustee not less than 30 days prior to such redemption date, provided, however, that the Trustee shall mail no such notice (and no redemption shall be made) if prior to the mailing of such notice the Trustee shall have received written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue bonds then outstanding under the related Revenue Bond Indenture and of the rescission of the aforesaid written advice. The terms "Revenue Bond Trustee" and "Revenue Bond Indenture" shall have the meanings specified in the forms of bonds of the Guarantee Series provided for herein. Redemption of the bonds of the Guarantee Series shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption and such amount shall become due and payable on the date fixed for such redemption. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing notice of the date fixed for redemption but prior to such date, the Trustee shall have been advised in writing by the Revenue Bond Trustee that the acceleration of the maturity of the pollution control revenue bonds then outstanding under the related Revenue Bond Indenture has been annulled and that the aforesaid written advice has been rescinded, the aforesaid written advice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder (including the fixing of the Initial Interest Accrual Dates as provided in the forms of the bonds of the Guarantee Series provided for herein) and no redemption of the bonds of the Guarantee Series and no payments in respect thereof as specified in the aforesaid written notice shall be effected or required. But no such rescission shall extend to any subsequent written advice from the related Revenue Bond Trustee or impair any right consequent on such subsequent written advice.


          Section 2. Bonds of the Guarantee Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that pollution control revenue bonds which are outstanding from time to time under the related Revenue Bond Indenture are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.


          Section 3. Subject to the terms of the respective Pledge Agreements each dated as of November 15, 1993 between the Company and the respective Revenue Bond Trustee relating to the bonds of the Guarantee Series, bonds of the respective Guarantee Series may be transferred by the registered owners thereof, in person or by attorney duly authorized, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.
Y. or in the City of Akron, Ohio but only in the manner and upon the conditions prescribed in the Indenture and in the respective form of the bonds of such series hereinbefore recited. Bonds of the respective Guarantee Series shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, and in the forms of bonds of such series hereinbefore recited, upon the surrender of such bonds at said offices or agencies of the Company. However, notwithstanding the provisions of Section 14 or 15 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.


          Section 4. The Company reserves the right, without any consent or other action by holders of the bonds of the Guarantee Series, or any subsequent series of bonds, to amend the Indenture by inserting the following language as Section 115A immediately following current Section 115 of the Indenture:

               With the consent of the holders of not less than sixty per centum (60%) in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if the rights of the holders of one or more, but not all, series then outstanding are affected, the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds at the time outstanding of all affected series, taken together, and not any other series, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall
     (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium, payable on the redemption thereof or change the coin or currency in which any bond or interest thereon is payable, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all of the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the right of holders thereof against the Company or against its property.

          Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee shall be entitled to receive and, subject to Section 102 of the Indenture and Article Five of the Seventh Supplemental Indenture, may rely upon an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the provisions of this Section.

          It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          The Company and the Trustee, if they so elect, and either before or after such 60% or greater consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto. All subsequent holders of bonds bearing such notation shall be deemed to have consented to the execution of such supplemental indenture, and consent, once given or deemed to be given, may not be withdrawn.

          Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 5. The Company reserves the right, without any consent or other action by the holders of the bonds of the Guarantee Series, or any subsequent series of bonds, to amend the Indenture by deleting the phrase "sixty per centum (60%)" in
Section 28 of the Indenture and substituting therefor the phrase "seventy per centum (70%)" and by deleting the phrase "One hundred sixty-six and two-thirds per cent. (166 2/3%)" in Sections 65 and 67 of the Indenture and substituting therefor the phrase "One hundred and forty-two and eighty-six hundredths per cent. (142.86%)".

     Section 6. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee's authentication certificate), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

     Section 7. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

     Section 8. Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

     Section 9.  This Supplemental Indenture may be
simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     In witness whereof, Ohio Edison Company, party of the first part hereto, and Bankers Trust Company, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries or Assistant Treasurers, all as of the day and year first above written.

                                        Ohio Edison Company
(Seal)
                                        By:  D. L. Yeager
                                       ----------------------
                                       Title:  Vice President

Attest:  Nancy C. Brink
       ---------------------------
 Title:  Assistant Secretary

Signed, Sealed and Acknowledged on behalf of Ohio Edison Company in the presence of:

Cynthia A. Kippes
- -----------------------------------------------
Carol L. Daniels
- -----------------------------------------------


                                        Bankers Trust Company
(Seal)
                                        By:  Robert Caporale
                                       ----------------------
                                       Title:  Vice President

Attest:  M. Lisa Morrone
       ----------------------------
  Title:  Assistant Treasurer

Signed, Sealed and Acknowledged on behalf of Bankers Trust Company in the presence of:

Daniel M. Weber, Jr.
- -----------------------------------------------
Scott Thiel
- -----------------------------------------------

State of Ohio)
:  ss.:
County of Summit  )

          On the 23 day of November, 1993, personally appeared before me, a Notary Public in and for the said County and State aforesaid, D. L. Yeager and Nancy C. Brink, to me known and known to me to be a Vice President and an Assistant Secretary, respectively, of Ohio Edison Company, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such Vice President and Assistant Secretary, respectively, of Ohio Edison Company, the same is their free act and deed and the free and corporate act and deed of said corporation.

          In witness whereof, I have hereunto set my hand and
seal the 23 day of November, 1993.
                        Tracy A. Bendel
                    -----------------------------------
                        Tracy A. Bendel, Notary Public
                                 State of Ohio
                    My Commission Expires June 26, 1997
(Seal)



State of Ohio)
:  ss.:
County of Summit  )

          On the 23 day of November, 1993, before me personally came D. L. Yeager, to me known, who, being by me duly sworn, did depose and say that he resides at 2878 Lakeland Parkway, Silver Lake, Ohio 44224; that he is a Vice President of Ohio Edison Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                        Tracy A. Bendel
                    -----------------------------------
                        Tracy A. Bendel, Notary Public
                              State of Ohio
                    My Commission Expires June 26, 1997
(Seal)

State of New York)
:  ss.:
County of New York)

          On the 22nd day of November, 1993, personally appeared before me, a Notary Public in and for the said County and State aforesaid, Robert Caporale and M. Lisa Morrone, to me known and known to me to be a Vice President and Assistant Treasurer, respectively, of Bankers Trust Company, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such Vice President and Assistant Treasurer for and on behalf of said corporation and that the same is their free act and deed and the free and corporate act and deed of said corporation.

          In witness whereof, I have hereunto set my hand and seal the 22nd day of November, 1993.

                              Sharon V. Alston
                      ----------------------------------
                         SHARON V. ALSTON
                         Notary Public, State of New York
                         No. 31-4966275
                         Qualified in New York County
                       My Commission Expires May 7, 1994
(Seal)



State of New York)
:  ss.:
County of New York)

          On the 22nd day of November, 1993, before me personally came Robert Caporale, to me known, who, being by me duly sworn, did depose and say that he resides at 25 Lake Street, White Plains, New York 10603; that he is a Vice President of Bankers Trust Company, one of the parties described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                           Sharon V. Alston
                    -----------------------------------
                    SHARON V. ALSTON
                    Notary Public, State of New York
                    No. 31-4966275
                    Qualified in New York County
                    My Commission Expires May 7, 1994
(Seal)

          Bankers Trust Company hereby certifies that its precise name and address as Trustee hereunder are:

          Bankers Trust Company
          Four Albany Street
          Borough of Manhattan
          City, County and State of New York 10015


                                        Bankers Trust Company

                                        By: Robert Caporale
                                        ----------------------
                                        Title:  Vice President

SCHEDULE A


Detailed Description of Additional Properties

A.  ELECTRIC TRANSMISSION LINES

          The following electric transmission lines of the Company, including the towers, poles, pole lines, wire, switch racks, insulators and other appurtenances, and equipment owned by the Company, and all other property of the Company, with all the Company's rights of way, easements, permits, privileges and consents, licenses and rights over or relating to the construction, maintenance or operation thereof, through, over, under or upon any public streets or highways or other lands, public or private:


Bay Division

     1. A. Schulman Inc. Tap: Single circuit wood pole construction extending from Structure #14 on the existing Bellevue-Carriage line southerly, easterly, southerly, and westerly to A. Schulman Inc. Substation, a distance of 0.39 mile, all being located in the City of Bellevue, Huron County, Ohio.




                              Nancy C. Brink
                              -----------------------------------
                              Nancy C. Brink, Assistant Secretary
                              Ohio Edison Company

                              Robert Caporale
                              -------------------------------
                              Robert Caporale, Vice President
                              Bankers Trust Company